LEASE

This lease is made this 711 day of May, 1999 between Sawgrass Realty Holdings, Inc. hereinafter referred to as LANDLORD, and Cobra Technologies, Inc., hereinafter referred to as TENANT.

1.       TERMS AND DEFINITIONS

     (A) "Additional Rent" means Tenant's Proportionate Share of operating expenses and taxes as more particularly described in paragraph 3(C) of this Lease. The initial Additional Rent shall be payable in monthly installments of $2604.17, subject to annual adjustment as set forth in paragraph 3(C),

     (B) "Base Rent" means $92,500 for the first Lease Year, as adjusted for subsequent Lease Years in accordance with this Lease, which is based on $18.50 per rentable square foot for an agreed rentable area of 5000 square feet. Tenant acknowledges that the usable area of the Leased Premises estimated to be 4,250 square feet.

     (C)  "Broker(s) of Record" - Not applicable.

     (D)  "Building" shall mean the office building(s) located at I 1
                575 Heron Bay Blvd., Coral Springs, Florida.

     (E) "Common Areas" means lobbies, stairs, elevators, hallways and restrooms, exterior glass and walls, roof and foundation of the Building and all mechanical, plumbing and electrical equipment servicing the Building (except any of the foregoing within the boundaries of the Leased Premises or of premises leased by another tenant) together with walkways, drives, fences, gates, landscaped areas and parking areas on the property owned by Landlord around the Building.

     (F) "Deposit" means an amount equivalent to four months, Rent,($41,250) which is held by Landlord pursuant to paragraph 4 of this Lease.

     (G) "Lease Commencement Date" means the first day of the Lease Term, which is the earlier to occur of. (1) the date on which Tenant shall take possession of the Leased Premises; or (2) the date which is fifteen
          (15) days after the date of Substantial Completion as defined below. The Lease Commencement Date shall be confirmed in writing, as described in paragraph 16(C), after Substantial Completion.

     (H) "Lease Term" means five (5) years, commencing on the Lease Commencement Date . Provided Tenant has not been in Default under this Lease Tenant shall have the option to renew this Lease for a period of five (5) years at the same terms and conditions including but not limited to annual increases in the Base Rent of four (4) percent per year. Tenant shall notify Landlord in writing six (6) months prior to the expiration of the initial Lease Tenn of its intention to exercise this option. Should Tenant fail to notify Landlord six (6) months prior to the expiration of the initial Lease Tenn then this option shall be considered null and void and no longer in effect.


     (I) "Lease Year" means each successive twelve month period commencing on the Lease Commencement Date.

     (i)  "Leased Premises" means Suite 300, as described in Exhibit "A"
                  attached hereto and made a part hereof.

     (K)  "Permitted Purpose" means use of the Leased Premises for offices.

     (L) "Prepaid Rents" means the Total Monthly Payment for the first full calendar month of the Lease Term ($10,312.50).

     (M)  "Rent" means all moneys payable by Tenant to Landlord under this Lease
          including,   without  limitation,   Base  Rent,  Additional  Rent  and
          applicable sales taxes, but excluding the Deposit.

     (N)  "Substantial  Completion"  shall  mean  completion  of  the  Leasehold
          Improvements as defined in paragraph 16, minor punch list items excepted, and excepting any improvements or work to be performed by Tenant.

     (0) "Tenant's Proportionate Share" means the rentable area of the Leased Premises (5000 sq. ft.) divided by the rentable area of the Building (45,000 sq. ft.), or I 1. 1 %.

     (P) "Total Monthly Payment" means the monthly installment of Base Rent plus the monthly installment of Additional Rent plus applicable sales tax. The initial Total Monthly Payment under this Lease is $10,931.25 ($7708.33 plus $2.604.17 plus $618.75).

2.             USES

A. Tenant shall lease the Leased Premises for the Lease Term and use the Leased Premises for Permitted Purpose only, and for no other purpose. Tenant shall comply with the provisions of all recorded covenants, conditions and restrictions and all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Leased Premises, and all requirements of the carriers of insurance covering the Building. Tenant shall not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may increase Landlord's fire and extended coverage insurance premium; damage the Building; constitute waste, or be a nuisance public or private, or menace or other disturbance to tenants of adjoining premises or anyone else.

         B. Tenant has determined to its satisfaction that the Leased Premises can be used for the Permitted Purpose, and Tenant, waives any right to terminate this Lease in the event the Leased Premises cannot be used for such purposes for any reason at any time during the Lease Term.

         C. By taking possession hereunder, Tenant shall have acknowledged that it has examined the Leased Premises and accepts the same as being in the condition called for in this Lease.

3.              RENT

         A. Tenant shall pay each monthly installment of Base Rent in advance on or before the first (I st) calendar day of each month, together with each monthly installment of Additional Rent determined pursuant to paragraph 3(C) below. Unless otherwise specifically provided in this Lease to the contrary, Tenant's obligation to pay Rent shall begin on the Lease Commencement Date. Monthly installments for any fractional calendar month, at the beginning or end of the Lease Term, shall be prorated based on the number of days in such month which fall during the Lease Tenn. Tenant shall pay all Rent, without deduction or set off, to Landlord (or the Broker of Record) at the place specified for notice in Paragraph 27 below. Rent not paid within five (5) days of when due shall, at Landlord's option, be subject to a late fee of 1.5% per month of the total unpaid balance or $50.00 per month, whichever is greater. Said late fee shall be deemed Rent.

         B. Base Rent shall increase annually, effective the first day of each Lease Year, by 4% of the immediately preceding Lease Year's Base Rent.

         C. In addition to Base Rent, Tenant shall pay to Landlord the Additional Rent based on Tenant's Proportionate Share of operating expenses and taxes.

         (1) Operating expenses shall mean all expenses, costs and disbursements, that Landlord pays or becomes obligated to pay because of or in connection with the ownership, maintenance and operation of the Building and Common Areas, but shall not include the replacement of capital investment items and new capital improvements unless such items and improvements result in a reduction of normal operating expenses. Operating expenses will include, but not be limited to, the following:

     a)   Wages  and  salaries  of  all  employees   engaged  in  operation  and
          maintenance of the Building and Common Areas, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability and hospitalization insurance, pension or retirement benefits, or any other fringe benefits for such employees.

     b) All supplies and materials used in operation and maintenance of the Building and Common Areas.

     C) Cost of all utilities including water, sewer, electricity, gas and fuel oil used by the Building and Common Areas and not payable directly by tenants.

     d)   Cost of customary  management,  janitorial  services for Common Areas, trash and garbage removal, servicing and maintenance of all systems and equipment comprising or serving Common Areas, including, but not limited to any of the following that might now or in the future serve the Building: elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers and hose cabinets, guard and security service, painting, window cleaning and window wall cleaning, lawn maintenance, gardening, sprinkler systems, parking lot, fountains, canopies and signage.

     e) Cost of liability and casualty insurance applicable to the Building, Common Areas and Landlord's personal property used in connection with the Building.

     f) Cost of service contract to maintain and service all air-conditioning, heating and ventilation systems in the leased premises.

Landlord agrees to maintain accounting books and records reflecting operating expenses of the Building in accordance with generally accepted accounting principles.

         (2) "Taxes" shall mean all impositions, taxes, assessments (special or otherwise), water and sewer charges and rents, and other governmental liens and charges of any and every kind, including all taxes (except only those taxes of the following categories: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax paying entity without regard to Landlord's income source as arising from the Building and/or the land on which it is located) attributable to the Building, the land on which the Building is located or the rents (however the term may be defined) receivable therefrom, or any facility or equipment located therein or thereon or used in conjunction therewith or any charge or any payment required to be paid to any governmental authority, whether or not any of the forgoing shall be designated "real estate tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

         (3) During the first approximately ninety (90) days of each new calendar year, Landlord shall notify Tenant of the amount which Landlord estimates (as evidenced by budgets prepared by or on behalf of the Landlord) will be the amount of Additional Rent for the then current calendar year. Tenant shall pay such sum in advance to Landlord in equal monthly installments on the first day of each succeeding month in the calendar year until such Additional Rent amount has been recalculated by Landlord in accordance with this Lease.

Also during the first approximately ninety (90) days of each new calendar year, Landlord shall submit to Tenant a statement showing the actual amount payable by Tenant as Additional Rent for the past calendar year, the amount thereof actually paid during that year by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within thirty (30) days of receipt by Tenant of the statement, Tenant shall have the right in person to inspect Landlord's books and records showing the operating expenses and taxes for the Building for the calendar year covered by the statement. The Statement shall become final and conclusive between the parties unless Landlord receives written objections within the thirty (30) day period. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty
(30) days following Tenant's receipt thereof and any overpayment shall be immediately credited against Tenants obligation to pay future Additional Rent or, if by reason of any termination of the Lease no such future obligation exists, refunded to Tenant. Anything herein to the contrary notwithstanding, Tenant shall not delay or withhold any payment or balance shown to be due pursuant to a statement rendered by Landlord to Tenant because of any objection Tenant may raise with respect to the statement. Landlord shall immediately credit any overpayment found to be owing to Tenant against Tenant's Proportionate Share of increases in operating expenses and taxes for the then current calendar year (and future calendar years, if necessary) upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Tenn has expired, Landlord shall immediately refund to Tenant any overpayment found to be owing Tenant.

      D. Additional Rent due by reason of provisions of Subparagraph 3(C) and this Subparagraph 3(D) for the final months of this Lease is due and payable even though it may not be adjusted to reflect actual operating costs and taxes until after the termination date of the Lease. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the Deposit toward full or partial satisfaction of any Additional Rent due for the final months of this Lease by reason of the provisions of Subparagraph 3(C) and this Paragraph (3)D. If the Deposit is greater than the amount of any such additional rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms of this Lease, then Landlord shall refund the balance of said Deposit to Tenant as required in Paragraph 4 hereof.

4. DEPOSIT

Tenant has paid to Landlord the Deposit as security for performance of Tenant's obligations. In the event Tenant fully complies with all the terms and conditions of this Lease, but not otherwise, the Deposit shall be refunded to Tenant, without interest, upon expiration and this Lease or the determination and payment of any amounts due under Paragraph 3 of this Lease. Landlord may, but is not obligated to, apply a portion of the Deposit to cure any default hereunder and pay any sums due Landlord (plus 12% per annum from the due date of such amounts), and Tenant shall pay on demand the amount necessary to restore the Deposit in full. The Deposit shall not be segregated from, but may be freely commingled with other funds of Landlord.

5.      UTILITIES AND BUILDING SERVICES

      A. Landlord will @sh the following services to Tenant: elevator service, public stairs, electrical current for Common Areas and the Leased Premises at those points of supply provided for general use of its Tenants at all times and at all days throughout the year; and Common Area cleaning services, deemed by Landlord to be normal and usual in a first-class office building, Monday through Friday, except that shampooing and replacement of carpet as required by Tenant will be at Tenants expense. Such services shall be provided as long as the Tenant is' not in default under any of the terms of this Lease, subject to interruption caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God and conditions and causes beyond the control of Landlord, and upon such happening, no claim for damages or abatement of rent for failure to finish any such services shall be made by the Tenant or allowed by the Landlord.

      B. All electricity consumed within the Leased Premises shall be provided through a separate electric meter and shall be billed directly to Tenant by the utility company. Tenant shall be responsible for any deposits required by the utility. If the Leased Premises are served with running water, Landlord may require such water supply to be separately metered at Tenant's cost or, alternatively, may charge Tenant as additional Rent a monthly sum for water consumed in the Leased Premises.

6.      INSURANCE; INDEMNITY

      A. Landlord shall secure and maintain throughout the term of this Lease insurance (the cost of which shall be a Building operating cost) in amounts and form within Landlord's sole discretion:

        I . FIRE INSURANCE WITH EXTENDED COVERAGE ENDORSEMENTS ATTACHED IN THE AMOUNT OF THE FULL insurable value of the Building;

      2. Comprehensive Public Liability Insurance (including bodily injury and property damage insurance) for the Building (not including the Leased Premises or other tenant-occupied space);

      3. Rental Abatement Insurance against abatement or loss of rent in case of fire or other casualty.

Landlord may, but is not obligated to, purchase such other insurance customarily purchased, from time to time, by first class office building owners and managers and treat the cost thereof as a Building operating cost. Landlord may charge Tenant with any excess cost of the insurance described in this subparagraph due to the particular use of the Leased Premises by Tenant.

        B. Tenant shall at its own expense, procure and maintain throughout the term of this lease:

        I . Comprehensive Public Liability Insurance insuring Tenant's activities with respect to the Leased Premises against loss, damage or liability for bodily injury or death, damage to property or commercial loss occurring on or about the Leased Premises, the Building and all Common Areas in amounts no less than:

                  a) $ 1,000,000 with respect to bodily injury or death to any one person;
                  b) $500,000 with respect to bodily injury or death arising out of any one occurrence;
                  C) $500,000 WITH RESPECT TO PROPERTY DAMAGE ARISING out of any one occurrence.

      2. Workers' Compensation Insurance in at least the statutory amounts with respect to any work or other operation in or about the Leased Premises.

      3. Contents insurance at a dollar value to be determined by Tenant; Tenant will hold harmless the Landlord for any deficiency in the dollar amount of such coverage.

Landlord, Landlord's mortgagee and Landlord's manager shall be named as additional insured tinder Tenant's insurance and such insurance shall be primary and non-contributing with respect to any such insurance carried by the Landlord. The liability insurance policy shall contain endorsements requiring 30 days' notice to Landlord prior to any cancellation or any reduction in amount of coverage. Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Leased Premises (but not to its obligation to pay Rent) a certificate or certificates evidencing such insurance. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for injury to Tenant, its agents, employees, invites, or third persons in or about the Leased Premises from any cause arising at any time other than the gross negligence of Landlord or Landlord's agents.

      C. Tenant shall indemnify and hold Landlord harmless from and against all demands, suits, fines, liabilities, losses, damages, costs and expenses (including legal expenses) which Landlord may incur or become liable for as a result of any breach by Tenant, its agents, employees, officers, contractors, invites or licensees of the terms or covenants of this Lease or any other of the acts or omissions of Tenant, its agents, employees, officers, contractors, invites or licensees.

7.      MAINTENANCE AND REPAIRS

      A. LANDLORD'S MAINTENANCE AND REL2AIRS. Landlord shall maintain the Common Areas in good, clean order and condition as reasonably determined by Landlord. All expenses incurred by Landlord under this paragraph SHALL BE TREATED AS OPERATING EXPENSES UNDER PARAGRAPH 3 OF THIS LEASE, EXCEPT FOR REPAIRS DUE TO FIRE and other casualties to the extent the cost of such repairs are covered by Landlord's insurance proceeds and for the repair of damages occasioned by the acts or omissions of Tenant, which Tenant shall pay to Landlord in full.

Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated by reason of. (a) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (b) failure to finish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Leased Premises or to the Building or (c) any limitation, curtailment, rationing or restriction on use of water, electricity, or any other form of energy serving the Premises or the Building. Landlord shall use reasonable and diligent efforts to remedy any interruption in the furnishing of such services.

      B. TENANT'S MAINTENANCE AND REPAIRS. Tenant shall maintain all other parts of the Leased Premises, including, but not limited to, maintenance of the interior of the Leased Premises, including all ceilings and walls, all doors (including, but not limited to electric doors, garage overhead doors and the motors by which they operate), windows and floor coverings, and all plumbing and electrical systems within the Leased Premises. Any repairs necessitated from the failure to perform the required maintenance shall be the sole responsibility of Tenant. Tenant shall repair and replace all glass and other glass in the Leased Premises promptly after the same is cracked, damaged or broken. All contractors and workmen who perform work in the Building or within the Premises shall either be engaged by or approved in advance by Landlord.

8. TENANT'S PROPERTY

Furnishings, trade fixtures and equipment installed by Tenant shall be the property of Tenant subject to Paragraph 22. On termination of the Lease, if Tenant is not in default, Tenant may remove any such property and shall remove any such property if directed by Landlord. Tenant shall repair the Leased Premises to the same condition as when term commenced, ordinary wear and tear excepted, or reimburse Landlord for the cost of so repairing the Leased Premises. If Tenant fails to remove such property as required under this Lease, Landlord may do so and Landlord shall not be liable for any loss or damage to the property of Tenant which may occur during Landlord's removal thereof

9. IMPROVEMENTS AND ALTERATIONS BY TENANT

Tenant shall not make any improvements or alterations to the Leased Premises without Landlord's prior written approval. Any such improvements or alterations approved by Landlord shall be done at Tenant's expense, in compliance with all applicable building requirements and regulations (including permitting and inspection) and by a licensed contractor approved by Landlord. If requested by Landlord, Tenant will post a bond or other security reasonably satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a good and workmanlike manner and with materials of a quality and appearance comparable to those in the Building. All such alterations and improvements shall be the property of the Landlord. Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with Landlord for the construction of such alterations.

10. CASUALTY

If the Leased Premises or the Building are destroyed or damaged by fire, hurricane or other casualty to the extent that they are untenantable in whole or in part, then Landlord may, at Landlord's option, proceed with reasonable diligence to rebuild and restore the Leased Premises or such part thereof as has been destroyed or damaged, provided that within sixty (60) days after such damage or destruction, Landlord shall notify Tenant in writing of Landlord's intention to repair or not repair such damage. If Landlord shall determine that such destruction or damage cannot be repaired within one hundred eighty (I 80) days, it shall so notify Tenant in said notice. In such event, either Landlord or Tenant may within 20 days after such notice, terminate this Lease. If neither party terminates the Lease during that 20 day period, this Lease shall remain in effect and Landlord shall diligently proceed to repair or reconstruct the Leased Premises. During the period of any rebuilding and restoration, the Rent shall be abated to the same extent that the Leased Premises are rendered untenantable.

11.      ASSIGNMENT, LETTING AND SUBLETTING

      A. Tenant, its legal representatives and successors in interest shall not, directly or indirectly, assign, let or sublet or permit the assigning, letting or subletting of this Lease, or any part thereof, or permit any part of or all of the Leased Premises to be used or occupied by another, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. If Tenant is a corporation, any transfer of this Lease from Tenant by merger, consolidation, reorganization or liquidation or any change in the ownership, or power to vote the majority of the outstanding voting stock of Tenant or any mortgage, pledge or assignment of the Lease, shall constitute an assignment for the purposes of this paragraph. Any such assignment made without Landlord's approval shall be voidable by Landlord. Any approval by Landlord, unless specifically stated therein, shall not relieve Tenant from its obligations under this Lease, and Tenant will remain liable for the entire term of this Lease.

      B. In addition to any other reasonable basis, Landlord shall be deemed to be reasonably withholding its consent to any such assignments, letting or subletting, if such assignment, letting or subletting would result in the assignment, leasing or subleasing of,

        I . the Leased Premises to any party, business or tenant who proposes to conduct a business therein which is not in conformance with the provisions of paragraph 2 hereof; or

          2. less than the whole of the Leased Premises, or for a term less than the whole of the term which remains hereunder; or

          3. the Leased Premises to any party, business or tenant who is then a tenant of the Building if the Landlord has or will have during the ensuing six months suitable space for rent in the Building; or

          4. N/A

          5. the Leased Premises to a party whose financial condition and credit rating in Landlord's sole judgment is not equal to or better than that of Tenant's; or

          6. the Leased Premises to a party whose business is of a character which does not in Landlord's sole opinion conform with the character of the Building.

12.  CONSTRUCTION LIENS

Tenant agrees that it will fully comply with Florida's Construction Lien Law and make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Tenant to the Leased Premises and further agrees to indemnify and hold harmless Landlord from and against any and all such costs and liabilities incurred by Tenant, and against any and all construction liens arising out of or from such work. It is expressly understood and agreed that the interest of the Landlord shall not be subject to liens for improvements made by Tenant in and to the Leased Premises. Tenant shall notify each and every contractor making any such improvements of the provision set forth in the preceding sentence of this paragraph. At Landlord's request, the parties agree to execute, acknowledge and deliver to Landlord without charge a Construction Lien Notice, in recordable form, containing a confirmation that the interest of the Landlord shall not be subject to liens for improvements made by Tenant to the Leased Premises. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Leased Premises or Building on account of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, or for improvements or work the cost of which is the responsibility of Tenant, Tenant agrees to have such lien canceled and discharged of record (either by payment or bond as permitted by law) within ten (IO) days after notice to Tenant by Landlord, and in the event Tenant shall fail to do so, Tenant shall be considered in default under the terms of this Lease.

13.  RELOCATION

Landlord shall have the right at any time, notwithstanding anything contained herein, to relocate at Landlord's expense the Leased Premises on any floor of the Building provided that the new location of the Leased Premises shall be similar in dimension and that the rent for the Leased Premises shall remain unchanged. The relocation of the Leased Premises shall not affect any of the other clauses or conditions of the Lease. Landlord shall pay all reasonable expenses incurred by Tenant related to any relocation.

14.        CONDEMNATION

If the whole or any part of the Leased Premises shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this agreement shall terminate as to the part of Leased Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining term shall be reduced in the proportion that the total square footage of the Leased Premises is reduced by the taking. If a partial taking or sale (i) substantially reduces the area of the Leased Premises resulting in a substantial inability of Tenant to use the Leased Premises for Tenant's business purposes, or (ii) renders the Building commercially unusable to Landlord (in Landlord's sole judgment). Tenant in the case of (i) and Landlord in the case of (ii) may terminate this agreement by notice to the other party within 30 days after the terminating party receives a written notice of the portion to be taken or sold, to be effective 180 days thereafter or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically for Tenant's trade fixtures, business damage and relocation costs, provided such awards do not reduce Landlord's award.

15.  OCCUPANCY; LEASE COMMENCEMENT DATE

There shall be no delay in the commencement of the Term of this Lease and/or payment of Rent if Tenant fails to occupy the Leased Premises when same are ready for occupancy, or where Tenant causes a delay in preparing the Leased Premises for occupancy by failing to promptly approve plans, make material or color selections, or make other decisions necessary for the preparation of the Leased Premises for occupancy. For the purposes of this paragraph, the Leased Premises shall be deemed ready for occupancy upon Substantial Completion of the Leasehold Improvements.

16.      CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

      A. Landlord shall construct the improvements required to ready the Leased Premises for occupancy by Tenant (the "Leasehold Improvements") in accordance with plans and specifications to be provided by Tenant (the "Plans and Specifications") at Tenant's expense. The Plans and Specifications shall be in form and content as required by the applicable building authorities for the issuance of a building permit and shall otherwise be reasonably acceptable to Landlord. After review and approval of the Plans and Specifications, Landlord shall submit to Tenant a binding cost bid with a line item breakdown of values for construction of the Leasehold Improvements (which shall/-\

  include design costs and a charge of twelve percent (120/o) for Landlord's Contractor's overhead, profit, and supervision, and all other line items contained in the Leasehold Improvements). If the binding cost bid is equal to or less than a sum equivalent to $25.00 per usable square foot ("Landlord's Contribution") Landlord shall obtain necessary permits and commence the Leasehold Improvements in accordance with the Plans and Specifications. If the binding cost bid exceeds a sum equivalent to Landlord's Contribution, Tenant shall within the ensuing ten (1 0) days either: (a) pay to Landlord a sum ("Tenants Contribution") that, with the Landlord's Contribution, will equal the binding cost bid; or (b) submit revised Plans and Specifications reflecting changes that will reduce specific line item values so that the total binding cost bid is reduced to a sum equal to or less than the Landlord's Contribution. If neither option (a) nor (b) is exercised by Tenant within the time period provided, Tenant will be deemed to have exercised option (a). Any delay in Tenant's payment of the Tenant's Contribution when due shall entitle Landlord to (a) postpone further work on the Leasehold Improvements and charge a ten percent (IO%) increase on Tenant's Contribution (with a corresponding reduction in Landlord's Contribution), or (b) terminate this Lease. Tenant's Contribution shall be re-calculated and appropriate payments to or from Tenant shall be made upon completion of the Leasehold Improvements based on Landlord's binding cost bid, Landlord's Contribution (based on actual usable square footage) and any change orders requested by Tenant.

        B . Upon Landlord and Tenant's approving the Plans and Specifications and issuance of all required permits, Landlord shall cause its designated contractor ("Landlord's Contractor") to construct the Leasehold Improvements in accordance with the Plans and Specifications, which shall be completed in a good and workmanlike manner in accordance with all applicable governmental codes and regulations. Additionally, Landlord shall cause Landlord's Contractor to repair or replace, at Landlord's Contractor's option and expense, all other defects in workmanship and materials for all work performed by Landlord's Contractor, its agents or subcontractors, on the Building and the Leasehold Improvements for which Landlord receives notice from Tenant within one (1) year of Substantial Completion of the Leased Premises. In the event that Tenant discovers any defect which Landlord is responsible to correct hereunder, it being understood that Tenant shall have no obligation under its maintenance or other responsibilities hereunder to correct any such item, Tenant shall give notice to Landlord of the defect and Landlord shall repair or replace same within a reasonable amount of time, but in no event shall Landlord commence the repairs or replacements later than (i) within the most expedient time period for HVAC and electrical system defects and (ii) thirty (3 0) days after notice from Tenant for all other defects. Following commencement of such repairs or replacements, Landlord shall diligently pursue same to completion. Tenant shall not interfere with the construction of the Leasehold Improvements; however, Tenant or Tenant's consultant shall have the right, but not the obligation, to inspect the Building and Leasehold Improvements from time to time and to advise Landlord of any deficiencies or other matters rendering any work unacceptable. If Tenant requests any modification, deletion or addition to the Plans and Specifications prior to the completion of the Leasehold Improvements, said change shall be in writing and agreed to by Landlord, Tenant and Landlord's Contractor and the work shall be performed by Landlord's Contractor at Tenant's expense promptly paid as additional Tenant's Contribution in accordance with subparagraph A above.

        C. When the construction of the Leasehold Improvements is completed and the Rental Commencement Date has been established, Landlord and Tenant shall promptly execute a writing in substantially the form attached hereto as Exhibit "C" to evidence the completed Leasehold Improvements. The actual Rental Commencement Date, the actual Expiration Date, the actual Tenant's Proportionate Share, the actual rentable square footage (which Landlord. and Tenant acknowledge and agree shall include a "stretch factor" pursuant to which a proportionate share of the common areas are attributed to the Leased Premises for the purpose of calculating the Rent to be paid hereunder and the actual Tenant's Proportionate Share), the actual Rent to be paid hereunder and any other information which was not available at the time of execution of this Lease. Tenant's failure or delay to join in such writing shall not affect Tenant's obligations to promptly pay all Rent due, commencing on the Rental Commencement Date, on the basis of the actual rentable square footage of the Leased Premises.

  17.  RULES AND REGULATIONS

Tenant covenants that Tenant and its agents, employees, invites, or those claiming under Tenant will at all times observe, perform and abide by all the general rules and regulations promulgated by Landlord from time to time. The current Rules and Regulations are attached hereto as Exhibit "B".

18.  PARKING

TENANT AND ITS EMPLOYEES AND INVITES SHALL HAVE THE NON-EXCLUSIVE RIGHT TO USE PARKING SPACES IN common with other tenants of Landlord only in general areas reasonably designated by Landlord pursuant to the rules and regulations relating to parking adopted by Landlord from time to time. Tenant agrees not to overburden the parking facilities and agrees to co-operate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate specific parking spaces among Tenant and other tenants or to take such other steps necessary to correct such condition, including but not limited to policing and towing and if Tenant, its employees, contractors or invites are deemed by Landlord to be contributing to such condition, to charge that portion of the cost thereof to Tenant which Landlord reasonably determines to be caused by the failure of Tenant, its employees, contractors, agents and invites to use the parking in compliance with this Lease and the rules and regulations relating to parking. Landlord may, at its own discretion, change the location and nature of the parking spaces available to Tenant, its employees and invites, provided that after such change, there shall be available to Tenant and its employees and invites approximately the same number of spaces as available before the change.

19.  ACCESS

Tenant shall permit Landlord to enter the Leased Premises at reasonable times for the purpose of inspecting, altering and repairing the Leased Premises and ascertaining compliance by Tenant with the provisions of this Lease. Landlord may also show the Leased Premises to prospective purchasers or renters at reasonable times and upon reasonable notice, provided that Landlord shall not unreasonably interfere with Tenant's business operation.

20.  SIGNS

All signs and symbols placed on the doors or elsewhere about the Leased Premises, or upon any other part of the Building, including building directories, shall be subject to the approval of the Landlord. Any signs or symbols which have been placed without approval may be removed by Landlord at Tenant's expense. Upon termination of tenancy, all signs installed shall be removed and any damage resulting therefrom shall be promptly repaired at tenant's expense. Tenant shall bear all cost of adding Tenant's name to the building directory and the cost of individual Leased Premises identification.

21.  TENANT'S DEFAULT

It shall be an "Event of Default" if (i) Tenant fails to pay any monthly installment of Rent or any other charge or payment required of Tenant hereunder (even though no legal or formal demand has been made therefor); (ii) Tenant violates or fails to perform any of the other conditions, covenants or agreements herein made by TENANT, AND SUCH VIOLATION OR FAILURE CONTINUES FOR A PERIOD OF FIFTEEN (I 5) days after written notice thereof to Tenant by Landlord;
(iii)  Tenant  makes a general  assignment  for the benefit of its  creditors or files a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv) a proceeding is filed against Tenant seeking any relief mentioned in the preceding clause; (v) a trustee, receiver or liquidator is appointed for Tenant or a substantial part of its property; (vi) Tenant vacates or abandons the Leased Premises (an absence of substantial activity by Tenant in the Leased Premises for more than 30 days to constitute such abandonment); or (vii) Tenant mortgages, assigns or otherwise encumbers its leasehold interest.

If an Event of Default occurs, this Lease shall@ at the option of Landlord, cease and terminate and shall operate as a notice to quit (any written notice to quit, or of Landlord's intention to re-enter, being hereby expressly waived) and Landlord may proceed to recover the possession under and by virtue of the provisions of the laws of the State of Florida, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, the obligations herein contained on the part of Landlord to be performed shall cease without prejudice, subject however, to the right of Landlord to recover from Tenant all Rent and other charges accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Should this Lease be terminated before the expiration of the Term of this Lease by reason of an Event of Default, the Leased Premises may be relet by Landlord, for such rent and upon such terms as Landlord is able to obtain, and, if the full rent shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, the deficiency in Rent, reasonable attorneys' fees, other collection costs and all expenses (including leasing fees) of placing the Leased Premises in first class rentable condition. Any damage or loss sustained by Landlord may be recovered by Landlord, at Landlord's option, (i) at the time of the reletting, (ii) in separate action@,from time to time, as said damage shall have been made more easily ascertainable by successive relettings, (iii) be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term, or (iv) if Landlord is unable to find a new tenant for the Leased Premises within sixty days from termination of the Lease, Tenant shall immediately pay Landlord the present value (discounted at 10%) of all the Rent due for the remainder of the Ten-n (as if there had been no termination for cause) as liquidated damages. The provisions contained in the paragraph shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Tenant.

22.      REMOVAL OF PROPERTY

Upon abandonment of the Leased Premises by Tenant or termination of this Lease, Landlord shall have the right, but not the obligation, to remove from the Leased Premises all personal property, fixtures, furnishings and other property located therein, and to store such property in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of the owners thereof, with the right to sell such stored property, without notice to Tenant, after it has been stored for a period of thirty (30) days or more. The proceeds of such sale shall be applied first to the cost of such sale, second to the payment of the charges for storage, if any, and third to the payment of any other sums of money which may then be due from Tenant to Landlord under any of the terms hereof, the balance, if any to be paid to Tenant.

23.  QUIET ENJOYMENT, INABILITY TO PERFORM

As long as Tenant pays the Rent and keeps and performs each and every term, covenant and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance or molestation by Landlord, subject to the terms, covenants and conditions of this Lease and any Mortgage as referenced in paragraph 36 herein.

This Lease and the obligations of Tenant to pay Rent and perform all of the terms, covenants and conditions on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord, due to circumstances or conditions beyond Landlord's control, is (a) unable to fulfill any of its obligations under this Lease, or (b) unable to supply or delayed in supplying any service expressly or implied to be supplied, or (c) unable to make or delayed in making any repairs, replacements, additions, alterations or decorations, or (d) unable to supply or delayed in supplying any equipment or fixtures. Landlord shall in each instance exercise reasonable diligence to effect performance when and as soon a possible. However, Landlord shall be under no obligation to pay overtime labor rates in the exercise of reasonable diligence.

Circumstances  or  conditions   beyond  Landlord's   control  include,   without
limitation, situations caused by Tenant, governmental restriction, governmental regulations, controls, undue delays, order of civil,

military or naval authority, governmental preemption, strikes, labor disputes, lock-outs, shortage of labor or materials, inability to obtain materials or contractors or subcontractors, Acts of God, fire, earthquake, floods, explosions, actions of the elements, extreme weather conditions, enemy action, civil commotion, riot or insurrection, fire or other casualty and delays in obtaining governmental permits or approvals.

24.  HOLD OVER TENANCY

If (without execution of a new lease or written extension) Tenant holds over after the expiration of the term of this Lease, Tenant may. at Landlord's option, be deemed to be occupying the Leased Premises as a tenant from month to month, which tenancy may be terminated as provided by law. During such tenancy, Tenant agrees to pay to Landlord monthly Rent equivalent to two (2) times the Total Monthly Payment for the last month of the Lease Tenn, unless a different rate is agreed upon and shall be bound by all of the terms, covenants and conditions as herein specified, so far as applicable.

If Landlord relets the Leased Premises to a new tenant and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant any and all costs incurred by Landlord as a result of Tenant's failure to deliver possession of the Leased Premises to Landlord when required under this Lease.

25.  ATTORNEY'S FEES

In the event either party requires the services of an attorney in connection with enforcing the terms of this lease or in the event suit is brought for the recovery of any Rent due under this Lease or for the breach of any covenant or condition of this Lease or for the restitution of the Leased Premises to landlord and/or eviction of Tenant during said Term or after the expiration thereof, the party prevailing in any such legal action shall be entitled to an award for all legal costs and expenses, including but not limited to, a reasonable sum for attorney's's fees.

26.  AMENDMENT

This Lease is the entire agreement between the parties. This Lease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this agreement.

27.  NOTICES

All notices required by this Lease shall be in writing and shall be effective when mailed by certified mail either to Tenant or Landlord at addresses shown for each on first page of this Lease or as specified below:

  Landlord:         Sawgrass Realty Holdings, Inc.
  Tenant: 555 S. Federal Highway #350 Boca Raton, FL 33432

  With a

  Copy to: Akertnan, Senterfitt 777 S. Flagler Dr. 900 West Palm Beach, FL 33401



                                                     With a
                                                    Copy to:

28.  BINDING EFFECT

Subject to the provisions of paragraph I 1, this Lease shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that terms "Landlord"

and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or legal status of the parties hereto.

29.  RIDERS AND ATTACHMENTS

The typewritten riders or supplemental provisions, if any, attached or added hereto are made a part of this Lease by reference and the terms thereof shall control any inconsistent provisions in, the paragraphs of this instrument.

30.  LIMITATION OF LANDLORD'S LIABILITY

The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for satigaction of any liability under of this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

31.  LANDLORD'S RESERVED RIGHTS

Without notice and without liability to Tenant, Landlord shall have the right to:

         A.    Change the name or street address of the Building.

         B. Install and maintain signs on the exterior of the Building.

         C. Make reasonable rules and regulations as, in the judgment of Landlord, may from time to time be needed for the safety of the tenants, the care and cleanliness of the Building and the preservation of good order therein. Tenant shall be notified in writing when each such rule and regulation is promulgated.

          D. Grant utility easements or other easements to such parties, or replat, subdivide or make such other changes in the legal status of the land underlying the Building, as Landlord shall deem necessary, provided such grant or changes do not substantially interfere with Tenant's use of the Leased Premises as intended under this Lease.

         E. Sell the Building and assign this Lease and the Deposit to the purchaser (and upon such assignment to be released from all of its obligations under this Lease). Tenant agrees to attom to such purchaser, or any other successor or assign of Landlord through foreclosure or deed in lieu of foreclosure or otherwise and to recognize such person as the Landlord under this Lease.

32.        ESTOPPEL CERTIFICATE

Within five (5) business days after request therefor by Landlord, its agents, successors, or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease and any amendments hereto, certifying (i) (if such be the case) that this Lease is in full force and effect without modification, (ii) the amount, if any, of Prepaid Rent and Deposit paid by Tenant to Landlord,
(iii) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions, offsets outstanding or other excuses for Tenants performance under this Lease, and (iv) any other fact reasonably requested by Landlord or such proposed mortgagee or purchaser. Tenant's failure to deliver the above described certificate in time shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against Rent or the Landlord hereunder, (iii) that Prepaid Rent does not exceed the amount stated in this Lease, and (iv) that the amount of the Deposit held by Landlord is as represented by Landlord.

33.      ACCORD AND SATISFACTION

No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease will give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, INSTRUCTION OR other assertion to the contrary (whether by notation on a check of in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain, absolutely and for itself, and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest, expense or damage due in connection herewith, in such amounts and in such order as Landlord may deter-mine at its sole option.

34.     SEVERABILITY

The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to or otherwise affect any other term of this Lease, and the unaffected terms hereof shall remain in full force and effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein. The above notwithstanding, if any provision of this Lease shall be finally held to be invalid or unenforceable, and such term substantially and adversely affects the amount of Rent to be received by Landlord or the nature of its obligations to Tenant or otherwise affects the economic bargain agreed to by Landlord in this Lease, Landlord shall have the additional option of terminating this Lease. Such right shall be exercised, if at all, by delivering notice to tenant within 30 days after any final judgment declaring a provision of this Lease invalid or unenforceable, stating a date of termination no sooner than 90 days from such notice.

35.  WAIVER

No assent or consent to change in or waiver of any part of this Agreement shall be deemed or taken as made, unless the same be done in writing and attached hereon and endorsed by the Landlord. No covenant or term of this Lease stipulated in favor of the Landlord shall be waived, except by express written consent of the Landlord, whose forbearance or indulgence in any regard whatsoever shall not constitute a waiver of the covenant, term or condition to be performed by the Tenant; and until complete performance by the Tenant of the said covenant, term or condition, the landlord shall be entitled to invoke any remedies available under this lease or by law despite such forbearance or indulgence.

36.      SUBORDINATION AND ATTORNMENT

         A. This Lease, and the rights of Tenant hereunder, shall be subject or subordinate to any mortgage (a "Mortgage") which now are or may hereafter be placed upon the Building and surrounding lands or any portion thereof or any interest therein, which now exist or may hereafter be made (any holder of any Mortgage being hereinafter called a "Mortgage"). The terms of this subordination shall be self-operative; provided, however, that Tenant shall execute such documents as may be requested by Landlord in order to confirm this subordination from time to time. Any failure by Tenant to execute any such document within ten
(IO) days of Landlord's request shall be a default hereunder.

         B. Upon the request of Tenant, any Mortgage shall provide to Tenant its written agreement providing substantially as follows: so long as Tenant has not defaulted under this Lease, (I) Tenant's rights shall not be terminated or disturbed by reason of any foreclosure of such Mortgage; (II) in the event that the property containing the Leased Premises is sold or otherwise disposed of pursuant to any right or power contained in or existing by reason of any such Mortgage or the bond, note or debt secured thereby, the purchaser thereof or other person acquiring title thereto through or by virtue of such sale or other disposition shall take title thereto subject to this Lease and all rights of Tenant hereunder.

         C. Upon any foreclosure sale on any Mortgage, if the Mortgage or other purchaser at foreclosure sale shall so request, Tenant shall attom to such holder or purchaser as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such holder or purchaser may reasonably request to evidence such attomment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such holder or purchaser and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease.

37.    TIME

Time is of the essence hereof.

38.  APPLICABLE LAW

This Lease shall be construed according to the Laws of the State of Florida.

39.  BROKER'S INDEMNIFICATION

As part of the consideration for the granting of this Lease, Tenant represents and warrants to Landlord that no broker or agent negotiated or was instrumental in negotiation or consummation of this Lease except the Broker(s) of Record, (See page 1), and Tenant agrees to indemnify Landlord against any other loss, expense, cost or liability incurred by Landlord as a result of a claim by any broker or finder claiming through Tenant.

40.  ENTIRE AGREEMENT

This Lease sets forth all the covenants, promises, agreements, conditions, and understandings, between Landlord and Tenant concerning the Leased Premises and the Building and expressly supersedes any proposal to lease or correspondence prior to execution of this Lease. There are no covenants, promises, agreements, conditions, or understandings, either oral or written, between them other than as are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

41.  RADON GAS

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. (Disclosure pursuant to Florida Statutes, ss.404.056(7))

42.      AGENCY DISCLOSURES

     hereby discloses that it is an agent and representative of Landlord and that any compensation due it will be paid by Landlord only. Tenant, by signing this Lease, confirms and acknowledges receipt of the agency, compensation and radon gas disclosures set forth above.

43.      EXHIBITS

The following Exhibits are attached hereto and made a part hereof-

         "A"    Leased Premises
         "B"    Rules and Regulations

         "C"    Confirmation after Substantial Completion

Executed as of the date first above written.

LANDLORD Sawgrass Realty Holdings, Inc
By:________________________
Fredric Newman, Vice President

Tenant:Cobra Technologies, Inc.
By:_________________________

                                   EXHIBIT "A"
                                 LEASED PREMISES

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

I The sidewalks, entrances, halls, corridors, elevators and stairways of the Building shall not be obstructed or used as a waiting or lounging place by Tenants, and their agents, servants, employees, invites, licensees and visitors. All entrance doors leading from any Leased Premises to the hallways are to be kept closed at all times.

2. Landlord reserves the right to close Building at 6:00 p.m. subject, however, to admittance under regulations prescribed by Landlord, and to require that persons entering the Building identify themselves and establish their right to enter or to leave the Building. In case of invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

3. Landlord will furnish each Tenant with two keys to each door lock on the Leased Premises, and Landlord may make a reasonable charge for any additional keys requested by a Tenant. No Tenant shall have any keys made for the Leased Premises; nor shall any Tenant alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. In the event of such alteration for installation approved by Landlord with a key for any such lock or bolt. Each Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys in such Tenant's possession for all locks and bolts in the Building.

4. In order that the Building may be kept in a state of cleanliness, each Tenant shall during the term of each respective lease, permit Landlord's employees (or Landlord's agent's employees) to take care of and clean the Common Areas after 5:30 p.m. without hindrance and Tenants shall not employ any person(s) other than Landlord's employees (or Landlord's agent's employees) for such purpose. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. Tenants will see that (i) the doors are securely closed and (ii) all water faucets and other utilities are shut off (so as to prevent waste or damage), each day before leaving the Leased Premises. IN THE EVENT TENANT MUST DISPOSE OF CRATES, BOXES, ETC. WHICH WILL NOT FIT into office waste paper baskets, it will be the responsibility of Tenant to dispose of same. In no event shall Tenant set such items in the public hallways or other areas of the Building or garage facility, excepting Tenant's own Leased Premises, for disposal.

5. Landlord reserves the right to prescribe the date, time, method and conditions that any personal property, equipment, trade fixtures, merchandise and other similar items shall be delivered to or removed from the Building. No iron safe or other heavy or bulky object shall be delivered to or removed from the Building, except by experienced safe men, movers or riggers approved in writing by Landlord. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid to Landlord, immediately upon demand, by the Tenant by, through or under whom such damage was done. There shall not be used in any space, or in the public halls of the Building, either by Tenant or by jobbers, or others, in the delivery or receipt of merchandise, any hand-trucks, except those equipped with rubber tires.

6. The walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed by any of the Tenants.

7. No sign, name, placard, advertisement or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by any Tenant on any part of the

Building or Common Areas without the prior written approval of Landlord. All signs or letterings on doors, or otherwise, approved by Landlord shall be inscribed, painted or affixed at the sole cost and expense of the Tenant, by a person approved by Landlord.

  A directory containing one name of each Tenant of the Building shall be provided by Landlord at an appropriate place on the first floor of the Building.

  8. No signaling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices-except for basic utilities, shall be installed in connection with any Leased Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of the Tenant and under the control and direction of Landlord. Landlord retains in all cases the right to require (i) the installation and use of such electrical protecting devices that prevent the transmission or excessive currents of electricity into or through the Building, (ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenants must be clearly tagged at the distribution boards and junction-boxes and elsewhere in the Building, with (i) the number of the Leased Premises to which said wires lead,
  (ii) the purpose for which said wires are used, and (iii) the name of the company operating same.

  9. Tenant, their agents, servants or employees, shall not (a) go upon the roof of the Building, (b) use any additional method of heating or air conditioning the Leased Premises, (c) sweep or throw any dirt or other substance from the Leased Premises into any of the halls, corridors, elevators, or stairways of the Building or the Common Areas, (d) bring in or keep in or about the Leased Premises any vehicles or animals of any kind, (e) install any radio or television antennae or any other device or item on the roof, exterior walls, windows or window sills of the Building, (f) place objects against glass partitions, doors or windows which would be unsightly from the interior or exterior of the Building and (g) use any Leased Premises (i) for the storage of merchandise for sale to the general public, (ii) for lodging or sleeping,
  (iii) or cooking (except that the use by any Tenant of Underwriter's Laboratory equipment for brewing coffee, tea and similar beverages shall be permitted, provided that such use is in compliance with law,) (iv) for the selling or display of any goods, items or merchandise, either at wholesale or retail. Tenant, its agents, servants and employees, invites, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside the Leased Premises, or which may emit electrical waves which will impair radio or television broadcast or reception from or into the Building.

  10. Tenant shall not, without the prior written consent of the Landlord, store or use in any Leased Premises any (a) ether, naphtha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, flashlight powder, kerosene or camphene, (b) any other flammable, combustible, explosive or illuminating fluid, gas or material of any kind, and (c) any other fluid, gas or material of any kind having an offensive odor.

  11. No canvassing, soliciting, distribution of hand bills or other written material, or peddling shall be permitted in the Building, and Tenants shall co-operate with Landlord in prevention and elimination of same.

  12. Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electrical facilities or any part of or appurtenances of the Leased Premises.

  13. If the Leased Premises becomes infested with vermin, Tenant, at its sole cost and expense, shall cause its Leased Premises to be exterminated from time-to-time to the satisfaction of the Landlord and shall employ such exterminators, which shall be approved by Landlord.

14. Landlord will not be responsible for lost or stolen personal property, equipment, money or any article taken from the Leased Premises, Building or Common Areas regardless of how or when loss occurs.

15. All contractors and or technicians performing work for Tenant within the Leased Premises shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to,
installation  of  telephones,   computer   equipment,   electrical  devices  and
attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the Building, Leased Premises or Common Areas. None of this work shall be done by Tenant without Landlord's prior written approval. Window treatments of any kind require Landlord's prior written approval. 16. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other part of Common Areas without the prior consent of Landlord.

17. Landlord reserves the right to make reasonable amendments, modifications and additions to the rules and regulations and to make additional reasonable rules and regulations, as in Landlord's sole judgment may from time to time be needed for the care, cleanliness and preservation of good order of the Building.

                                   EXHIBIT "C"

                    Confirmation after Substantial Completion

Landlord:

Tenant:

          Substantial Completion of Leasehold Premises was achieved on 200- and the Rental Commencement Date is 200_ (IO days after Substantial Completion).

          The initial term of the Lease expires,_________ 20__.

          The Demised Premises consist of _______ rentable square feet, and are also known as Suite________

          The Minimum Annual Rent, subject to adjustment as provided in the Lease, is $______ (based on $ per rentable square foot) payable in monthly installments of $______ plus Sales Tax.

          Tenant's Proportionate Share is______%

          Initial Monthly Rent Payment:

                              Minimum Annual Rent:          _____________
                              Additional Rent:              _____________
                              Tenant's Contribution:        _____________
                                       Subtotal             _____________
                                       Sales Tax (6%)       _____________
                                       Total              $ _____________

        LANDLORD:                                    TENANT:

By:                                          By:
Date:                                        Date:

                                Addendum to Lease
             between Sawgrass Realty Holdings, Inc. (the "Landlord")

                   and Cobra Technologies, Inc. (the "Tenant")

         This Addendum is made to supplement or modify the terms of that certain Lease between Landlord and Tenant of even date herewith, and shall be construed as a part of that Lease and the term "Lease" wherever used, shall be deemed to include the following terms and conditions. In the event of any conflict between the terms of this Addendum and the other terms of the Lease, it is agreed the terms of this Addendum shall control. Landlord and Tenant hereby agree as follows:

           I TE=OR= S12ACE. Pending completion of the Leasehold Improvements, Landlord shall lease to Tenant and Tenant shall lease from Landlord approximately 2,908 square feet of office space at 7251 West Palmetto Park Road, Boca Raton, Florida, as more particularly depicted in Exhibit "A" attached hereto and made a part hereof (the "Temporary Premises"). Until the Lease Commencement Date, the following terms and conditions shall supplement the Lease and apply to Tenants Tenancy at the Temporary Premises:

                    (a) The Lease Term for the Temporary Premises shall commence May 15, 1999 and terminate on the Lease Commencement Date.

                    (b) Rent shall be $5,000.00 per month plus 6% sales tax. Rent will include water and electricity service to the Temporary Premises and there shall be no Additional Rent payable by Tenant for the Temporary Premises.

                    (c)    The Deposit  payable under the Lease shall be held as
                           security  for  Tenant's   tenancy  in  the  Temporary
                           Premises.

                    (d) Promptly upon Tenant's execution of the Lease and this Addendum, Landlord shall proceed to paint and re-carpet the Temporary Premises as well as provide interior access between the two suites comprising the Temporary Premises.

  Except to the extent that the foregoing terms are expressly inconsistent therewith, the Lease terms shall apply to Tenant's tenancy of the Temporary Premises including, but not limited to, the Lease provisions regarding the parties' respective maintenance obligations, insurance requirements, and rules and regulations.

             2. MOVING EXPENSES. Provided that Tenant has not been in default under any obligations of the Lease, Landlord hereby agrees to reimburse Tenant for its reasonable costs of moving Tenant's furniture, equipment and office contents from the Temporary Premises to the Leased Premises between the date of Substantial Completion and the Lease Commencement Date.

             3. STOCK ESCROW. In lieu of the personal guaranty of the principals of Tenant, Landlord agrees to accept as an additional Deposit 50,000 shares of unrestricted common stock in Tenant, which shall be held by Landlord in escrow, together with appropriate stock power(s) to apply as Deposit funds are permitted to be applied by Landlord under the Lease, provided, however, that Landlord agrees not to liquidate said stock unless and until the cash Deposit provided by Tenant has been exhausted. Notwithstanding anything in the Lease to the contrary, after Tenant has consistently performed all of its monetary obligations under the Lease for a period of two (2) consecutive years beginning May 15, 1999, Landlord agrees to reduce the Deposit by returning to Tenant the 50,000 shares of stock and one-half of the initial Deposit, or $20,625.00.

             IN WITNESS WHEREOF, Landlord and Tenant have caused this Addendum to be executed as of the effective date of the Lease.

LANDLORD Sawgrass Realty Holdings, Inc
By:________________________
Fredric Newman, Vice President

Tenant:Cobra Technologies, Inc.
By:_________________________